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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                                 HONEYWELL INC.
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                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:


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     2) Aggregate number of securities to which transaction applies:


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     3) Per unit  price  or  other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11:*


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     4) Proposed maximum aggregate value of transaction:


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*    Set forth the amount on which the filing fee is calculated and state how it was determined.
/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        $125.00
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     2) Form, Schedule or Registration Statement No.:

        DEF 14A
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     3) Filing Party:

        Kathy Curran
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     4) Date Filed:

        3-18-94
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                                     ANNUAL
                                     MEETING
                                    SCHEDULED
                                  FOR APRIL 19

     Honeywell's annual meeting of stockholders will be held April 19 in Phoenix, Ariz., at Honeywell Industrial Automation and Control's Union Hills facility at 2 p.m.
     Notice of the annual meeting and proxy statements were mailed to stockholders beginning March 18. Employee stockholders are encouraged to vote with their proxy cards and mail them promptly to Honeywell's transfer agent, Chemical Bank. A separate voting instruction card was sent to employees who participate in the company's Investment Plus Plan, Retirement Plan or Retirement Savings Plan.
     Thirteen members of Honeywell's board of directors will stand for election at the meeting. Included are Chairman and CEO Michael Bonsignore and President and COO Larry Moore. Stockholders will vote on the election of directors and selection of Deloitte and Touche as the company's auditors. To receive a proxy statement, send your name and mail station to Proxy Request, MN12-5292.